Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signature appears below constitutes and appoints David M. Solomon, John E. Waldron, Stephen M. Scherr, Gregory K. Palm, Karen P. Seymour and Beth M. Hammack, and each of them (so long as each such individual is an employee of The Goldman Sachs Group, Inc. or an affiliate of The Goldman Sachs Group, Inc.), his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

DATE: November 5, 2018

Title	Signature

Director	/s/ M. Michele Burns
M. Michele Burns

Director	/s/ Drew G. Faust
Drew G. Faust

Director	/s/ Mark A. Flaherty
Mark A. Flaherty

Director	/s/ Ellen J. Kullman
Ellen J. Kullman

Director	/s/ Lakshmi N. Mittal
Lakshmi N. Mittal

Director	/s/ Adebayo O. Ogunlesi
Adebayo O. Ogunlesi

Director	/s/ Peter Oppenheimer
Peter Oppenheimer

Director	/s/ David A. Viniar
David A. Viniar

Director	/s/ Mark O. Winkelman
Mark O. Winkelman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints David M. Solomon, John E. Waldron, Stephen M. Scherr, Gregory K. Palm, Karen P. Seymour and Beth M. Hammack, and each of them (so long as each such individual is an employee of The Goldman Sachs Group, Inc. or an affiliate of The Goldman Sachs Group, Inc.), his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement filed with the Securities and Exchange Commission by The Goldman Sachs Group, Inc. on July 10, 2017, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

DATE: November 20, 2018

Title	Signature

Director	/s/ Jan E. Tighe
Jan E. Tighe

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signature appears below constitutes and appoints David M. Solomon, John E. Waldron, Stephen M. Scherr, Karen P. Seymour and Beth M. Hammack, and each of them (so long as each such individual is an employee of The Goldman Sachs Group, Inc. or an affiliate of The Goldman Sachs Group, Inc.), his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement filed with the Securities and Exchange Commission by The Goldman Sachs Group, Inc. on July 10, 2017, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

DATE: June 17, 2019

Title	Signature

Director	/s/ David M. Solomon
David M. Solomon